                                                                   Exhibit 10.43


                               AMENDMENT NO. 2 TO

                             OEM PURCHASE AGREEMENT

This Amendment No. 2 (the "Amendment") to the OEM Purchase Agreement (the "Agreement") dated April 20, 2001 by and between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and Brocade Communications Systems Switzerland SarL, a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, CH-1205 Geneva, Switzerland (collectively "Supplier") is entered into by HP and Supplier effective as of November 6, 2001, (the "Effective Date"). This Amendment is a Product Addendum as described in Section 2.18 of the Agreement. The parties hereby agree as follows.

Except as expressly amended herein all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement. In the event a conflict between the Agreement and this Amendment, the terms of this Amendment shall govern.

WHEREAS, HP and Supplier wish to add additional OEM Products, and terms specific to those additional products.

NOW THEREFORE, the parties hereto agree as follows:

1.   TRAINING

     1.1 Technical & Presales Training. Supplier shall provide to HP, at [ * ] in Supplier's technical training course on installation and configuration of the Silkworm 3800. Such training shall take place at Supplier's San Jose location and within [ * ] prior to, and [ * ] after HP's product launch. In addition, Supplier shall provide to HP, at [ * ] per HP's [ * ] for the term of this Agreement, in Supplier's technical training course on installation and configuration of the Silkworm 3800.

          All such training provided by Supplier will be [ * ] by Supplier to HP. Supplier will maintain a designated training contact for HP University personnel, and will provide technical support for, and a qualified Supplier training resource to participate in, the first [ * ] taught by HP utilizing the training provided hereunder by Supplier. Such classes will be up to [ * ] in length. HP will be responsible for reasonable travel and expenses incurred by the Supplier training resource. Other training (including without limitation [*] technical training) will be provided upon mutually agreed terms and conditions.

     1.2 HP's License to Training Materials. Subject to the provisions of Article (19) of the Agreement Supplier will provide to HP, [ * ] portions referred to as "Training Materials"). Supplier will provide [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          [ * ] of the Silkworm 3800 to HP [ * ]. HP will then indicate to Supplier which of the portions of such materials HP would like to license. Once the [ * ] for which HP will receive a license, Supplier will provide the Training Materials [ * ] Supplier shall provide such Training Materials to HP no later than November 30, 2001. Supplier hereby grants to HP, under Supplier's copyright and trade secret rights, a non-exclusive, worldwide license to [ * ] of the Training Materials solely for use in conjunction with HP's delivery of internal training relative to the Silkworm 3800. The right to [ * ] is granted solely for the purpose of combining the Training Materials with HP produced instructional materials, and formatting and preparing the Training Materials for training delivery. Except as provided in this Section 1.2, HP may [ * ] No portion of the Training Materials may be offered for resale by HP or used by HP to offer courses other than to HP employees.

     1.3 HP Trainer Certification. HP shall use reasonable [ * ] to ensure that [ * ] HP SNS personnel take and pass Supplier's "Fabric Professional" certification examination, no later than February 1, 2002. Such examinations will take place at a VUE location of HP's choice. Supplier will provide [ * ] to HP [ * ] vouchers valid for [ * ] each. If at least [ * ] of HP University's training personnel have not passed Supplier's "Fabric Professional" certification examination by March 15 1, 2002, Supplier may, at its sole option, suspend HP's license to Supplier's training materials, granted in article 1.2 herein, until such time as at least [ * ] of HP University's training personnel pass the examination.

     1.4 HP Training Requirement. HP shall use its reasonable [ * ] to conduct, no later than March 15, 2002, internal training courses on the Silkworm 3800 sufficient to cover no less than [ * ] HP personnel in order to allow HP to become fully familiar with the Silkworm 3800 and its market. The HP resources may include but will not be limited to field and inside sales personnel, customer engineers, technical consultants, and HP University Trainers.

     1.5  HP TRAINING DEMONSTRATION HARDWARE. HP SNS will make its reasonable
          [ * ] to provide Supplier with [ * ] of HP Demonstration Equipment to be hosted in Supplier's [ * ] facilities. For the purpose of this Agreement, HP Demonstration Equipment shall refer to HP [ * ] Hardware, of the current or recent generation of the applicable HP product. Each piece of HP Demonstration equipment will be provided under the terms of a separately executed HP Equipment Loan Agreement, the term of which shall be no less than [ * ].


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2.   DOCUMENTATION

     2.1 Preparation of Documentation. Supplier shall prepare for HP and provide a [ * ] of Supplier's standard documentation for the Silkworm 3800 ("Documentation") [ * ] and in accordance with the provisions of Exhibit (A-5). Such Documentation will include planning, installation and operation, service and user guides, as enumerated in Exhibit (A-5). Supplier shall retain ownership of such Documentation.

     2.2 License to Documentation. Supplier shall provide HP with master copies of the Documentation in both hard copy and electronic form. Except as otherwise provided and subject to the retention of all copyright notices and/or confidentiality legends, HP shall have the right to [ * ] for use internally by its employees, contract employees, and Resellers. HP shall have the right to [ * ] from the masters supplied to it by Supplier for distribution to purchasers of the HP version of the Silkworm 3800. HP shall not have the right to [ * ] except to [ * ] HP part numbers and or product names. HP shall provide Supplier with a copy of such [ * ] Product documentation for verification, and Supplier agrees to perform such verification on the first version of any release within [ * ] of receipt of such [ * ] Supplier's verification of the [ * ] Documentation is for Supplier's internal purposes only, and HP will not rely on such verification for any purposes. Further, HP shall have the right to distribute such Product documentation and software media to its Resellers and End User Customers. Such License shall continue during the Term of this Agreement and for [ * ] after the date of last shipment by HP of the Products purchased under this Amendment.

3.  DEVICE PLUG-IN LICENSE

In the event that Supplier incorporates the same Management Information Base ("MIB") structure on the 3800 as is on the 2800 utilizing the same strategy of distinguishing between Supplier's existing devices, HP will use its reasonable
[ * ] to perform the development and testing of a Device Plug-in ("DPI") applicable to HP's OpenView Storage software products to support the 3800, [ * ]. Supplier shall maintain a designated development contact for HP, and will provide reasonable technical support [ * ] and discretion for HP's development of a DPI for the Silkworm 3800.

In the event that Supplier incorporates a different MIB structure than the 2800, Supplier will use all reasonable efforts to support the Fibre Alliance MIB 3.0.

4.  ENVIRONMENTAL

Notwithstanding the provisions of section 16 of the Agreement Supplier agrees that the Silkworm 3800 and its packaging will comply with HP's General Specifications for Environment, [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[ * ], attached hereto as Exhibit (B) provided however that those provision(s) of HP's General Specifications for Environment relating to batteries should not apply.

5. HP EQUIPMENT [ * ]:

Upon the effective date of this Amendment, and continuing for a period of not less than [ * ], HP shall extend to Supplier a [ * ] of [ * ] of HP's [ * ] for [ * ] and related products, and [ * ] and related products. These [ * ] levels shall extend only to products procured by Supplier direct from HP's sales organization, for Supplier's internal production or testing use.

6. HP [ * ]:

For the term of the Agreement, HP shall [ * ] Supplier, on a [ * ], "[ * ] Data" relative to the OEM Products. Within [ * ] after the end of each [ * ] (beginning with January 2002), HP shall provide a [ * ] Data report covering
[ * ] during that [ * ]. For the purposes of this Agreement, "[ * ] Data" shall refer only to: the [ * ], separated by [ * ] and by [ * ] (and if possible, [ * ] domestically, of each of the OEM Products [ * ] (as determined by the
[ * ] [ * ]); the HP [ * ] for each of the Products [ * ] and the total [ * ] the Products [ * ] Such [ * ] shall be provided subject to the provisions of Article (19) of the Agreement.

For the purposes of this Amendment, [ * ] Data shall not include any [ * ] specific information.

7. HP MARKETING [ * ]

In [ * ] of Supplier's marketing activities related to Supplier's 2Gb fibre channel switching technology, HP shall provide [ * ] in the form of (1) an HP
[ * ] in [ * ] of Supplier's 2Gb technology, which [ * ] shall be delivered in accordance with HP's standard [ * ] policy and no later than 12/31/01 and (2) an HP [ * ], delivered to Supplier no later than 11/3/01 in [ * ] of Supplier's 2Gb technology, which [ * ] may be referenced by Supplier in Supplier's [ * ]

8. HP BUSINESS CONTINUANCE PROGRAM

HP agrees to use its reasonable [ * ] to define a high value "Business Continuance" marketing program containing HP's XP512, VA7x00's, HP Surestore FC 6164, Extended Fabrics, Remote Switch, and HP's Disaster Recovery applications for the HPUX and NT environments. Deliverables will include [ * ] or more disaster recovery solution diagrams/slides utilizing the products and software applications mentioned above. Additionally, the [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

solutions shall include [ * ] positioning information. It is intended that the components of these solutions are already tested and can be supported by the key labs and HP support organizations. HP shall use its best reasonable efforts to complete the Deliverables and deliver the Deliverables to HP's front-end storage marketing organizations no later than 12/15/01. By 11/20/2001, HP will conduct a marketing meeting with Supplier to define the Deliverables, and the Deliverables will be defined within [ * ] after such meeting.

9. TERMINATION

In addition to the provisions in Article 22 of the Agreement, HP agrees that if this Amendment or the Agreement is terminated due to HP's breach, then HP will reimburse Supplier for its [ * ] to rework HP-customized Silkworm 3800 units back to Supplier's standard product, as described in exhibit (A-2) hereto. HP's duty to reimburse shall extend only to units within the [ * ] and to units for which HP-requested customization has begun or is completed, up to the number of units in the HP Forecasts as of the termination date.

10. EXHIBITS

Each of the following Exhibits referred to in this Amendment is incorporated in full in this Amendment wherever reference to it is made:

AMENDMENT TWO - EXHIBIT (A) -- OEM PRODUCTS AND SPECIFICATIONS
                        (A-1) Supplier Product Specifications
                        (A-2) HP Configuration Specification Document (A-3) HP Supplier Quality System Requirements (A-4) Packaging
                        (A-5) Documentation
                        (A-6) OEM Product Interoperability Requirements

AMENDMENT TWO -- EXHIBIT (B) HP's General Specifications for Environment, [ * ]

AMENDMENT TWO -- EXHIBIT (C) -- PRICING AND FEES

AGREED:

BROCADE COMMUNICATIONS SYSTEMS, INC.    HEWLETT-PACKARD COMPANY

By:                                     By:
       -------------------------------         ---------------------------------
Name:                                   Name:
       -------------------------------         ---------------------------------
Title:                                  Title:
       -------------------------------         ---------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

BROCADE COMMUNICATIONS
SWITZERLAND, SARL.

By:
        -------------------------------
Name:
        -------------------------------
Title:
        -------------------------------

                          AMENDMENT TWO - EXHIBIT (A-1)
                         SUPPLIER PRODUCT SPECIFICATIONS

    [PROVIDED IN PDF FORM; TO BE PRINTED IN SIGNATURE VERSION OF DOCUMENT.]

                          [GRAPHIC IMAGE APPEARS HERE]

                          AMENDMENT TWO - EXHIBIT (A-2)
                     HP CONFIGURATION SPECIFICATION DOCUMENT

                           Configuration Specification
                                       for
                          Brocade's 3800 Network Switch

                          [GRAPHIC IMAGE APPEARS HERE]

Brocade 3800 Configuration Specification

Product Number:   [ * ]

Model Numbers:    [ * ]

Supplier:         Brocade

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1. Scope of Document

This document describes the expectations of how HP expects to receive the 2Gb Network Switch and all parts, devices and components associated with the switch. Typical expectations described in this document are:

     -   Part Numbering and Cross Referencing

     -   Configuration and revision

     -   Labeling

     -   Packaging

This document supercedes any specification described in the Supplier's Product Specification Documentation.

2. Hewlett-Packard's Product Requirements

2.1 SOURCING MATERIAL AS LOGICAL UNITS

All material shall be sourced as individual logical units as defined in section
3. A logical unit is one that will be consumed as a single item within a single process area or not consumed within the process area and can be set aside without impacting the integrity of the end product. See section 3 for definition and declaration of consumable and non-consumable material.

All logical units must be labeled (human readable and 3x9 barcode for scanning) with a part number, serial number (if applicable) and quantity (if shipped in bulk). See bar code information for more details. Individual part labeling is applicable to all parts except when individual labeling is impractical (e.g. screws, nuts, bolts, etc.).

ESD sensitive parts and material are to be packaged and labeled per industry standards.

Shipping cartons shall not contain mixed logical units. Each shipping carton may contain a maximum of one purchase order line item or part number.

2.2 BAR CODE REQUIREMENTS

          - The bar code symbol bar shall be Code 39 (also known as "Code 3 of 9") as specified by the AIM Uniform Symbology Specification Code 39.

          - The symbol bar shall start with a minimum "Quiet Zone" of .25 inches and an asterisk "Start" character ( * in Code 39) where applicable (no adjacent labels). The symbol shall end in the asterisk followed again by a minimum .25 inches of "Quiet Zone".

          -    The bar code height shall be .125 inches (minimum).

2.3 POWER CORDS

Power cords have strict sourcing requirements. Power cords may only be sourced from HP specified vendors and only under the HP part number. No other power cord shall be considered. Because of these requirements, it is not necessary to include power cords with the 6400 switch.

3.0      NSSO Purchased Parts

                                                                          MODEL NUMBER: [ * ]
                                  MODEL NUMBER [ * ]                      PART NUMBER:  [ * ]
                                  PART NUMBER: [ * ]                      DESCRIPTION:  PERFORMANCE UPGRADE
                                  DESCRIPTION: BASE UNIT                  OPT 001
-----------------------------     -------------------------------         ----------------------------------
LICENSES
    Webtools                      [ * ]                                   [ * ]
    Zoning                        [ * ]                                   [ * ]
    Quickloop                     [ * ]                                   [ * ]
    Fabric Watch                  [ * ]                                   [ * ]
    Trunking                                                              [ * ]
    Perf. Monitoring                                                      [ * ]
    Extended Fabric                                                       [ * ]
    Remote Switch                                                         [ * ]
HARDWARE
    Accessory Kit                 [ * ]                                   [ * ]
    Rails                         [ * ]                                   [ * ]
    Power Cords                   [ * ]                                   [ * ]
    Manuals                       [ * ]                                   [ * ]
SWITCH CONFIGURATION
    Chassis Color                 [ * ]                                   [ * ]
    Bezel Color                   [ * ]                                   [ * ]
    Badge                         [ * ]                                   [ * ]
    Firmware                      [ * ]                                   [ * ]
    IP Address default            [ * ]                                   [ * ]
    Subnetmask                    [ * ]                                   [ * ]

4.0 Labels

   Label                      Description                                  Location
   --------------------       ------------------------------------         ------------------------
   Serial Number              HP Format (SN and bar code)                  Switch: top, rear,
                                                                           right dimple; centered
                              Base Unit:
                              [ * ]

                              Performance Upgrade:
                              [ * ]

                              See section 5.1 for details

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

   Agency                     HP customized                                Switch: bottom, front in dimple;
                              See section 5.2                              centered.

   3800 Product label         HP Part Number and Bar code                  Switch: top, rear, left dimple;
                                                                           centered.
                              Base Unit:
                              [ * ]
                              [GRAPHIC IMAGE APPEARS HERE]

                              Performance Upgrade
                              [ * ]
                              [GRAPHIC IMAGE APPEARS HERE]

                              See section 5.3

   Shipping label             Ship to Address                              Packaging: 2 labels per switch
                              Description                                  placed in opposite sides of
                              HP Serial Number                             packing box in upper right
                              Revision                                     corner.
                              HP Purchase Order
                              Brocade PN
                              CE mark
                              GOST mark
                              See section 5.7

   3800 P/S rating label      [ * ]                                        Switch (power supply):
                                                                           Top of power supply bezel,
                                                                           centered.

   Over pack label            No change                                    Upper right corner of pallet on
                                                                           top of shrink wrap

   IP address label           [GRAPHIC IMAGE APPEARS HERE]                 Question: Will text be pad
                                                                           printed where IP label is placed?

   Front panel overlay label  Background: Brocade default                  Switch: Front of unit
                              Text: Brocade default
                              [GRAPHIC IMAGE APPEARS HERE]


   Brocade Serial Number      No change                                    Switch: Vertically placed to
                                                                           left of left power supply.

   Top cover                  Background: Brocade default                  Switch: Centered in recessed
   removal/insertion label    Text: Brocade default                        area on top cover of enclosure
                              [GRAPHIC IMAGE APPEARS HERE]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

   LED label                  Background: Brocade default                  Switch: On back of enclosure
                              Text: Brocade default                        between cooling trays
                              [GRAPHIC IMAGE APPEARS HERE]

   Warning label              [GRAPHIC IMAGE APPEARS HERE]                 Switch: Right side, towards
                                                                           front between screw thread holes.

   Accessory Kit label        Accessory Kit, 2Gb 16 Port Switch            Located on accessory kit box.
                              [ * ]                                        Must contain:
                              [GRAPHIC IMAGE APPEARS HERE]                 - Description
                                                                           - HP P/N
                                                                           - Bar code of P/N.

5.0 Labels

5.1 HP SERIAL NUMBER LABEL

See 2.3 for more details.

           BASE UNIT
           [ * ]
           where    US           = Country of Manufacture
                    B            = Supplier ID, Brocade
                    0            = Revision Number 0
                    R            = HP Product Name abbreviation
                    XXXXX        = sequential numeric counter to start with
                                   00001 and not reset when revision number is changed.

           PERFORMANCE UPGRADE
           [ * ]
           where    US           = Country of Manufacture
                    B            = Supplier ID, Brocade
                    0            = Revision Number 0
                    S            = HP Product Name abbreviation
                    XXXXX        = sequential numeric counter to start with
                                   00001 and not reset when revision number is changed.

         CONTENT:
         HP Serial Number format
         Bar code (3x9) of serial number

         Examples:

         Base Unit                               Performance Upgrade
         ---------                               -------------------
         [ * ]                                   [ * ]
         [GRAPHIC IMAGE APPEARS HERE]            [GRAPHIC IMAGE APPEARS HERE]

         LOCATION:

               Switch: Top, rear (power supply side) of unit, in dimple to right of unit.

         FONT: Same as HP part number label. 11 font.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.2 AGENCY LABEL

     Note: These drawings are for reference only. The text of the label now states "surestore fc 1Gb/2Gb switch 16B" not "surestore fc switch 4316" as shown.

     The label below shall be used once Korean Regulatory Approval is obtained.

                          [GRAPHIC IMAGE APPEARS HERE]

     The label below shall be used until Korean Regulatory Approval is obtained.

                          [GRAPHIC IMAGE APPEARS HERE]

AGENCY LABEL PLACEMENT:

     Bottom of unit, rear (towards power supplies) centered in dimple.

                          [GRAPHIC IMAGE APPEARS HERE]

5.3 3800 PRODUCT LABEL

     CONTENT

          HP Part Number Human Readable (either A7430-63001 or A7340-63004) Bar code (3x9) of HP part Number

                                  Examples for:

             Base Unit                            Performance Upgrade
             ---------                            -------------------
             [ * ]                                [ * ]
             [GRAPHIC IMAGE APPEARS HERE]         [GRAPHIC IMAGE APPEARS HERE]

     LOCATION

          Switch: Top, rear (power supply slide) of unit in dimple to left of unit.

     SIZE:

          2.25"(h) x 2"(w) (maximum)

     FONT: 11 and same as 3800 product label.

5.4  RATING LABEL

                          [GRAPHIC IMAGE APPEARS HERE]

     Place rating label on top of power supply bezel, centered. Present location is left side of recessed area at the front of the power supply. It is obstructed and difficult to read in this location.

                          [GRAPHIC IMAGE APPEARS HERE]

5.5  ACCESSORY KIT LABEL

Accessory kit box must be labeled with the following:

         -    Description:              Accessory Kit, 2Gb 16 Port Switch
         -    Part Number:              [ * ]
         -    Bar Code of part number:  [GRAPHIC IMAGE APPEARS HERE]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE/HP CONFIDENTIAL

5.6  BROCADE SHIPPING LABEL

     The shipping label for A7340-63001 and A7340-63004 must contain the following fields:

          -    Ship to Address
          -    Description
          -    HP Serial Number
          -    Revision
          -    Purchase Order
          -    Brocade Part Number
          -    CE mark
          -    GOST mark

Example:

                          [GRAPHIC IMAGE APPEARS HERE]

     Label location [GRAPHIC IMAGE APPEARS HERE]

6.0  Bezel Graphics

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE/HP CONFIDENTIAL

                          [GRAPHIC IMAGE APPEARS HERE]

     Note: Brocade default color with Quartz Gray lettering

7.0  FRUs

                        Supplier Part                  HP Replacement                   HP Exchange
Description             Number                         Part Number                      Part Number
---------------------   -----------------------        -------------------------        ------------------
Switch                  [ * ]                          [ * ]                            [ * ]
Power Supply            [ * ]                          [ * ]                            [ * ]
Fan Module              [ * ]                          [ * ]                            [ * ]
Serial Cable            [ * ]                          [ * ]                            [ * ]

8.0 CD-ROM Artwork

                          [GRAPHIC IMAGE APPEARS HERE]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE/HP CONFIDENTIAL
                          AMENDMENT TWO - EXHIBIT (A-3)
                     HP SUPPLIER QUALITY SYSTEM REQUIREMENTS

                           -- HEWLETT-PACKARD CO. --

This page provides a running history of changes for a multi-page drawing. List all changes below, referencing page number and section number, if applicable. Be concise when describing changes. If extensive revisions have been made, a general statement that the document has been "revised and redrawn" is permissible.

                                                              INITIALS
 LTR.  REVISIONS                    DATE                    OEM ENGINEER
 ----  ---------                  --------                  ------------
   A   Preliminary Draft           9/6/01                      [ * ]
   B   Updated Draft              11/02/01                     [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                             [HEWLETT PACKARD LOGO]
                                 HP PROPRIETARY

This document is the property of Hewlett-Packard Company (HP) and contains confidential and proprietary information of HP. Neither it, nor the information contained herein shall be disclosed to others, or duplicated, or used by other except as authorized by HP writing.

                                   HP P/N: [*]
                                   -----------------------------------------
 DATE: NOVEMBER 2, 2001            DESCRIPTION:
                                   16 PORT 2GB 3800 SWITCH
                                   SUPPLIER QUALITY/RELIABILITY REQUIREMENTS
 BY:  [ * ]                        DOCUMENT: QUALITY PLAN

                             BROCADE 3800 2Gb SWITCH
                          SUPPLIER QUALITY/RELIABILITY
                              REQUIREMENTS DOCUMENT

Model Numbers:

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

A7340A/AZ -- 16 Port 2Gb 3800 Switch

Supplier: Brocade

                           DOCUMENT REVISION HISTORY

REVISION #         DATE      DESCRIPTION
----------       ---------   --------------
    00            09/06/01   - Initial Release
    01            11/02/01   - [ * ]
                               [ * ]
                               [ * ]
                               [ * ]
                               [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

TABLE OF CONTENTS

1.   PURPOSE                                                               6

2.   DEFECTIVE PRODUCT:                                                    6

2.1.      [ * ]                                                            6

3.   [ * ] TEST PROCESS                                                    7

3.1.      [ * ]                                                            7

3.2.      HP INCOMING [ * ]                                                7

3.3.      DOCK-TO-STOCK                                                    8

3.4.      OOBA INSPECTION                                                  8

4.   FIELD QUALITY / RELIABILITY                                           9

4.1.      AFR (ANNUAL FAILURE RATE)                                        9

5.   FAILURE ANALYSIS EXPECTATIONS                                         9

6.   QUALITY DATA EXPECTATIONS                                            10

6.1.      HP'S RESPONSIBILITY                                             10


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

6.2.      SUPPLIER'S RESPONSIBILITY                                       10
          [ * ] REPORTS                                                   10
          OTHER REPORTS                                                   27

7.   COMMUNICATION EXPECTATIONS                                           11

7.1       PRODUCT CHANGES REQUIRING HP APPROVAL                           11

7.2       PROCESS CHANGES REQUIRING HP APPROVAL                           11

7.3       SHIPMENT HOLD NOTIFICATION                                      11

7.4       [ * ]                                                           11

8.0     SUPPLIER QUALITY SYSTEM                                           11


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

PURPOSE

The purpose of this Quality/Reliability Requirements Document is to establish an understanding and agreement between Hewlett-Packard (HP) and the Supplier with regard to quality and reliability expectations and responsibilities. The terms Supplier and Seller are used interchangeably in this Quality/Reliability Requirements Document.

It is HP's objective to receive product of the [ * ]. The product must consistently [ * ] the requirements of this document and the individual specifications applicable to each Product. It is HP's expectation that Brocade shall strive to ship defect-free, fully tested product as measured at the first operational test at HP. Repaired units are subject to the same product specifications as when originally shipped.

HP's objective is to work in close cooperation with Brocade to resolve any quality issue and expects Brocade to work diligently to resolve any quality issue.

DEFECTIVE PRODUCT:

HP shall inform Brocade of any units or lots that fail, and provide Brocade with yield percentages. Defective units or lots will be shipped to Brocade's facility as instructed by Brocade. Brocade shall test and verify all failed units, and provide the data of failure symptoms observed or NTF (No Trouble Found), on all units returned from HP worldwide manufacturing sites.

[ * ]

     [ * ]

     [ * ]

          [ * ]

          [ * ]

     [ * ]

          [ * ]

          [ * ]

     [ * ]

          [ * ]

          [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

     [ * ]

          [ * ]

          [ * ]

          [ * ]

     [ * ]

          [ * ]

          [ * ]

     [ * ]

     [ * ]

          [ * ]

          [ * ]

          [ * ]

          [ * ]
          [ * ]
          [ * ]

[ * ] TEST PROCESS

[ * ] [ * ]

     First production shipment to HP will be [ * ] at [ * ] listed in HP's Configuration Specification for the 3800 switch. The [ * ] [ * ] will include a review of the following items:

          a)   Packaging (check for damage during shipment)

          b)   Identification (labeling of product and package)

          c)   Content (proper components in the package)

          d)   Configuration (correct revisions, jumper settings, etc)

HP INCOMING [ * ]

     Brocade's process control must be demonstrated through a [ * ] of all new product. HP shall [ * ] [ * ]units received from Brocade. If there are any functional failures or cosmetic failures HP has the right to [ * ] Brocade's [ * ].


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

     [ * ]

          [ * ]

          [ * ]

          [ * ]

          [ * ]

          [ * ]

          [ * ]

     All failures require a [ * ] report completed by Brocade within [ * ] after notification. If Brocade needs the defective unit to determine the root cause, then Brocade shall complete a [ * ] report within [ * ] after receipt of the defective unit(s). The report shall contain detailed explanation of the root cause and [ * ] performed. HP shall verify the report during the [ * ]

DOCK-TO-STOCK

     The 3800 switch will move to Dock-To-Stock status after successful completion of [ * ] as listed in Section 3.2. Upon successful completion of [ * ] and [ * ] subsequent shipments will not be inspected as they are received by HP-NSSO.

OOBA INSPECTION

     OOBA is performed after a [ * ] Final Inspection at Brocade's manufacturing line. The focus of OOBA is to screen for failures, rectify any lots with problems, and implement [ * ] based on the observed failures.

     The In-Process Acceptance Limit has been established and specified in the following chart. The In-Process Lot Sample Inspection shall be used when determining the Q1 score for the TQRDC/E review.

                                                              DPM
     PART DESCRIPTION            PART NUMBER              UPPER LIMIT
     ----------------            -----------              -----------
         [ * ]                      [ * ]                    [ * ]

     If the DPM goal is not met, Brocade will provide [ * ] and [ * ]the manufacturing process (and/or contract supplier process if necessary) and hold [ * ] until [ * ] the stated goal.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

     [ * ]

          [ * ]

          [ * ]

          [ * ]

          [ * ]

FIELD QUALITY / RELIABILITY
AFR (ANNUAL FAILURE RATE)

     AFR is calculated as number of verified failures per annual installed based. The Field Failure Rate (AFR) Limit shall be used when determining the Q2 score for the TQRDC/E review.

                                 HP REPLACEMENT             FIELD FAILURE
PART DESCRIPTION                  PART NUMBER              RATE (AFR) LIMIT
----------------                 --------------            ----------------
     [ * ]                           [ * ]                       [ * ]

          AFR  limit does not include [ * ].

FAILURE ANALYSIS EXPECTATIONS

Supplier shall test and verify all unit failures returned by HP worldwide manufacturing organizations, HP field and failures found at Brocade's manufacturing line. Brocade shall promptly institute the [ * ] report and [ * ] that may be required to prevent any further rejects for such cause.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

[ * ] first evaluation shall be completed to the component level within [ * ] after receipt of the unit at Brocade. If problem cannot be detected with typical diagnostic tests and burn-in/stress testing is required, then an evaluation report will be sent within [ * ] of receipt of unit. Complete [ * ] report will be completed in [ * ] and sent to HP's Material Engineer.

QUALITY DATA EXPECTATIONS

Brocade's quality data shall include, but not be limited to, [ * ] and [ * ] regarding failures.

HP'S RESPONSIBILITY

     HP shall inform Brocade of In-Process Failures that occur at [ * ] on a [ * ] basis.

SUPPLIER'S RESPONSIBILITY

     [ * ] REPORTS

     Supplier shall provide the following reports to HP-NSSO's OEM Engineer on a [ * ]basis:

     -    [ * ] of all reports contained in following [ * ] report section.

     [ * ] REPORTS

     Brocade shall provide the following reports to HP-NSSO's Mass Storage OEM Engineers on a monthly basis:

     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
          [ * ]
          [ * ]
          [ * ]
          [ * ]
          [ * ]
          [ * ]
          [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

     OTHER REPORTS

     Brocade shall provide the following additional information to the HP's Material Engineer.

     -    [ * ] upon completion.

COMMUNICATION EXPECTATIONS

     7.1  PRODUCT CHANGES REQUIRING HP APPROVAL

     The evaluation period for changes is covered in the HP/Brocade Purchase Agreement. The intent is to allow HP [ * ] to review the proposed change and supplier [ * ] and to perform [ * ], if necessary. Brocade must [ * ] [ * ] of upcoming changes in order to assure a smooth implementation. Changes must be communicated in writing in the form of an Engineering Change Request (ECR) document and sent to the OEM Engineer. Changes that must be communicated in writing are:

          1.  [ * ]
          [ * ]
                   [ * ]
          [ * ]

     7.2  PROCESS CHANGES REQUIRING HP APPROVAL

         Brocade shall notify HP of any major changes to the manufacturing process in writing [ * ] prior to proposed implementation. These include:

          [ * ]
          [ * ]
          [ * ]
          [ * ]

     7.3  SHIPMENT HOLD NOTIFICATION

     Brocade shall notify HP verbally of any line-down or ship hold situations that will adversely affect HP shipments or HP's installed base within [ * ] of such situation occurring. A written analysis of HP's inventory exposure and a recovery plan, if applicable, shall be provided within [ * ] of such situation occurring.

     7.4  [ * ]

     Brocade will maintain a [ * ] with HP to address all open issues and will [ * ]

8.0  SUPPLIER QUALITY SYSTEM


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

     A.   [ * ]

     B.   [ * ]

     C.   [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                          AMENDMENT TWO - EXHIBIT (A-4)
                                    PACKAGING


              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

[GRAPHIC IMAGE APPEARS HERE]

PARTS LIST
FOAM MATERIAL 2# PLM POLYETHYLENE FOAM
COLOR WHITE
STYLE: CORR/FOAM SNAP CRADLE PACK

PART     A) FABRICATED PAD
SIZE: 2n x 4 x 4.4375
QTY: 3 PER SET

PART     B) FABRICATED PAD
SIZE: 2n x 4 x 4.4375
QTY: 2 PER SET

PART     C) FABRICATED PAD
SIZE: 2n x 30625 x 4
QTY: 4 PER SET

PART     D) FABRICATED PAD
SIZE: 2n x 2.75 x 4
QTY: 2 PER SET

PART     E) FABRICATED PAD
SIZE: 25n x 55 x 7.3125
QTY: 4 PER SET

PART     F) FABRICATED PAD
SIZE: 2.5n x 2.75 x 4
QTY: 2 PER SET

PART     G) FABRICATED PAD
SIZE: 2n x 3.1875 x ??
QTY: 4 PER SET

PART     H) SPDC
MATERIAL: 200# C FLUTE KRAFT
SIZE: 60 x 22 KNOCKED DOWN
QTY: 1

PART     I) OUTER CARTON (NOT SHOWN)

                                      XPEDX
                      31129 WIEGMAN ROAD HAYWARD, CA 95444
                     PHONE: 800-468-0204 FAX: (510)-477-6622

                            QTY. PER                       CLIENT:
                            SET:
                            APPROVAL:    DATE:             BROCADE COMMUNICATION

TOLERANCE:                  SCALE:       UNITS:            CUSTOMER:

1.125 UNLESS NOTED          NONE         INCH              PART#:

                            MATERIAL/FINISH NOTED AS
                            APPLICABLE
NOTE:                                                      CYLON
                                        XP=DX

UNLESS OTHERWISE NOTED ALL                                 FILE REF#:CYLON
UNITS ARE INCH RULE                                        ASSEMBLY
DIMENSIONS ARE VARIABLE
UNTIL FINAL APPROVAL
                                                           DRAFTER:??USTEN
                                                           BAUSEWEIN

                                                           DATE:08 08 01

                                                           PAGE: 1 OF 3 REV#: B0

DO NOT SCALE DRAWING

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL


[GRAPHIC IMAGE APPEARS HERE]

[GRAPHIC IMAGE APPEARS HERE]

??
1) ??
2) ??
3) ??
4) ??
5) ??
6) ??

                                      XPEDX
                      31129 WIEGHAN ROAD HAYWARD, CA 95444
                     PHONE: 800-468-0204 FAX: (510)-477-6622

                           QTY. PER SET:                     CLIENT:
                           APPROVAL:       DATE:             BROCADE

TOLERANCE:                 SCALE:          UNITS:            CUSTOMER:
# 125 UNLESS NOTED         1:1             ??

                           MATERIAL/FINISH NOTED AS          PART #:
                           APPLICABLE

NOTE:                                                        NYLON FOAM
UNLESS OTHERWISE NOTED:                 XP=DX
ALL UNITS ARE INCH RULE
DIMENSIONS ARE VARIABLE
UNTIL FINAL APPROVAL
                                                             FILE REF#:CYLON FOAM

                                                             DRAFTER:

                                                             DATE: 8 08 01

                                                             PAGE: 2 OF 3 / REV #: ??

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

Do not scale drawing.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL


                          [GRAPHIC IMAGE APPEARS HERE]



              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                          [GRAPHIC IMAGE APPEARS HERE]

??
1.) ??
2.) ??
3.) ??
4.) ??
5.) ??
6.) ??


                                      [ * ]

                                      [ * ]

                                      [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                          [GRAPHIC IMAGE APPEARS HERE]


[ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                                  EXHIBIT (A-5)
                                  DOCUMENTATION

                                      [ * ]

                                October 8, 2001

CONTENT CHANGES

     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]

STYLE AND FORMAT

     [ * ]
     [ * ]
     [ * ]
     [ * ]
     [ * ]

PROCESS

     [ * ]
     [ * ]
     [ * ]
     [ * ]

DELIVERY

     [ * ]
     [ * ]
     [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                            EXHIBIT (A-6) (ADDITION)
                    OEM PRODUCT INTEROPERABILITY REQUIREMENTS

This is an ADDITION to Exhibit (A-6) of the Agreement.

Based on the interoperability specifications and FC standards compliance outlined in EXHIBIT -- A6, the Supplier will make [ * ] the following heterogeneous switch configurations involving Brocade-3800 and fc-64 products
[ * ] The configurations below assume same host and target connectivity and port topologies as defined in the test plan referenced in step 1) below. Supported features are outlined below.

As a correction to the version of EXHIBIT (A-6) appended to the Agreement as of the Agreement's Effective Date, if the mutually agreed upon configurations include a switch not manufactured by Supplier, then HP shall supply such switch.

As an update to the version of EXHIBIT (A-6) appended to the Agreement as of the Agreement's Effective Date, Supplier and HP acknowledge that the 1 Gbit IOP testing process specified in Exhibit (A-6) was not completed. Supplier and HP agree that the configurations specified in this Exhibit (A-6) (Addition), for which configurations the 5 step process below is successfully completed, will be supported by Supplier. The combination 1Gbit and 2Gbit configurations in this exhibit will supersede and replace the 1 Gbit configurations specified in EXHIBIT (A-6).

Below is the agreed upon process required for Supplier to support configurations containing fabrics with switches not manufactured by Supplier.

1) HP and Supplier define the mutually agreed upon configuration and test plan.

2) HP will supply to Brocade detailed test results they have completed. Detailed results will include but are not limited to:

          a) [ * ]
          b) [ * ]
          c) [ * ]
          d) [ * ]
          e) [ * ]
          f) [ * ]

3) Based on the detailed HP test results, Supplier will then define what additional testing is required to satisfy support requirements.

4) HP agrees to supply the non-Supplier manufactured switch equipment contained in the mutually agreed upon configurations for testing and bug replication. The non-Supplier manufactured switches will be loaned for the period that Supplier support is required by HP.

5) Once the tests are passed to HP and Supplier's satisfaction, Supplier agrees to support the configurations to the levels defined in the Agreement. If HP requests that Supplier support a configuration that includes non-Supplier manufactured switches that have not been provided to Supplier for test and bug replication purposes, then HP agrees Supplier will not be held to the Support response times defined in the Agreement. If these configurations produce mutually agreed upon test results, HP and Supplier agree to make commercially reasonable efforts to meet Support requirements in the Agreement.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                          [GRAPHIC IMAGE APPEARS HERE]

[ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                          [GRAPHIC IMAGE APPEARS HERE]

[ * ]

[ * ]                                 [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
[ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]

[ * ]                                 [ * ]
                                             [ * ]
                                      [ * ]
                                      [ * ]
                                             [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                                             [ * ]

[ * ]                                 [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                      [ * ]
                                             [ * ]
                                             [ * ]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                            BROCADE / HP CONFIDENTIAL

                           AMENDMENT TWO - EXHIBIT (B)
               HP'S GENERAL SPECIFICATIONS FOR ENVIRONMENT, [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens

                         SPECIFICATION CONTROL DRAWING

1.       GENERAL

1.1 This specification provides Hewlett-Packard Company's (HP's) general requirements for either restricting or prohibiting certain chemical compounds as constituents of parts, components, materials and products purchased by HP worldwide, or prohibiting the use of certain compounds in the manufacture of parts, components materials and products purchased by HP worldwide.

1.2 This specification also provides HP's general requirements for recycling and disposal-marking and labeling of HP purchased parts, components, materials and products; in particular, for batteries.

1.3 This specification is not intended to be a listing of all product content limitations or restrictions that may be established as a matter of law. Seller's compliance with this specification does not relieve or diminish Seller's obligation to comply with all applicable laws.

1.4 This specification is in addition to, and does not in any way limit or supersede, any other product specifications that may be established by HP.

1.5      This specification contains the following sections:

1.5.1    General

1.5.2    Purpose

1.5.3    General Product Content Restrictions

1.5.4    Battery Content Restrictions

1.5.5    Packaging Materials Content Restrictions

1.5.6    Product Labeling and Marking Requirements

1.5.7    New Chemical Registration Requirements

1.5.8    Tables

1.5.8.1  Ozone Depleting Substances Prohibited From Product Manufacturing
         Process

1.5.8.2  Ozone Depleting Substances Prohibited From Products

1.5.8.3 Polybrominated Biphenyl/Polybrominated Biphenyl Ether/Polybrominated Diphenyl Oxide (PBB/PBDE/PBDO) Flame Retardants Prohibited from Products

1.5.8.4 Labeling Requirements for Batteries, and Products and Packaging Containing Batteries

Date:  09/29/99                                GENERAL                   Page 1 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval: [ * ]                           ENVIRONMENT                 Rev. D


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         SPECIFICATION CONTROL DRAWING

2.       PURPOSE

              The purpose of this specification is to present HP's general product content requirements for HP purchased parts, components, materials and products that HP sells or that are incorporated into the products HP sells.

3.       GENERAL PRODUCT CONTENT RESTRICTIONS

         The content restrictions specified in this Section apply to the specified compound as a constituent of all parts, components, materials or products purchased by HP. For additional product content restrictions applicable to batteries only, see Section 4. For additional product content restrictions applicable to packaging materials only, see Section 5.

3.1      Asbestos Restrictions

         Asbestos must not be present in parts, components, materials or products.

3.2      Cadmium Restrictions

3.2.1 Cadmium must not be used as a stabilizer, coloring agent or as a surface coating treatment.

3.2.2 The total concentration of cadmium in parts, components, materials or products must not exceed 50 parts per million (50 PPM) by weight (50 mg/kg). This cadmium restriction does not apply to batteries.

3.2.3    Lead Restrictions in Paints

         Lead carbonates and sulfates must not be used in any paint applied to parts, components, or products.

3.2.4    Mercury Restrictions

         Mercury must not be contained in any part, material, component or product, including but not limited to switches, relays or electrical contacts. This mercury restriction does not apply to lamps with less than 10 mg of mercury.

3.3      Ozone Depleting Substances (ODS) Restrictions.

3.3.1    ODS Use in Product Manufacturing Process.

         The ODS substances listed in Table 8.1 must not be used in the manufacturing process of any parts, components, materials or products.

3.3.1    ODS in Products Parts, Components, Materials and Products

         The ODS substances listed in Table 8.2 must not be contained in any pans, components, materials or products.

Date:  09/29/99                                GENERAL                   Page 2 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval: [ * ]                           ENVIRONMENT                 Rev. D

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         SPECIFICATION CONTROL DRAWING

3.4 Polybrominated Biphenyls (PBBs) and Polybrominated Biphenyl Ethers (PBBEs)/ Polybrominated Biphenyl Oxides (PBBOs) Restrictions

         Plastic parts, components, materials and products must not contain polybrominated biphenyls or polybrominated biphenyl ethers, also known as polybrominated biphenyl oxides, flame retardants. Specific PPBs and PBBEs, include but are not limited to, those listed in Table 3.3.

3.5 Polychlorinated Biphenyl (PCB) and Polychlorinated Terphenyls (PCT) Restrictions

         Polychlorinated biphenyls (PCB) and polychlorinated terphenyls (PCT) must not be present in parts, components, materials, or products.

4.       BATTERY CONTENT RESTRICTIONS

         The content restrictions specified in this Section apply to all batteries purchased by HP, and to all batteries contained in any parts, components or products purchased by Hewlett-Packard.

4.1      Mercury Restrictions

4.1.1 Batteries must not contain mercury exceeding 5 part per million (5 PPM) by weight (5 mg/kg).

4.1.2 Products, parts and components must not contain mercuric oxide batteries.

4.2      Cadmium Restrictions

         The total cadmium content of alkaline-manganese batteries must not exceed 10 parts per million (10 PPM) by weight (10 mg/kg).

5.       PACKAGING MATERIALS CONTENT RESTRICTIONS

         The content restrictions specified in this section apply to all packaging materials purchased by HP and used to package HP products that are incorporated in the products HP sells.

5.1      ODS Restrictions in Packaging Materials

         CFCs and HCFCs listed in Tables 8.1 and 3.2 must not be used in plastic foam packaging materials, for example, as foaming agents.

5.2      Heavy Metals Restrictions in Packaging Materials.

         Packaging materials must not contain any amount of lead, mercury, cadmium, or hexavalent chromium as an intentionally added element. The sum concentration of incidental lead, mercury, cadmium, and hexavalent chromium must not exceed 100 parts per million, 100 PPM, by weight (100 mg/kg).

Date:  09/29/99                                GENERAL                   Page 3 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval:  [ * ]                          ENVIRONMENT                 Rev. D

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         SPECIFICATION CONTROL DRAWING

6.       PRODUCT LABELING AND MARKING REQUIREMENTS

6.1      Battery Labeling Requirements

              Batteries, rechargeable consumer products with not easily removable battery, and their packaging must be labeled according to the requirements specified in Table 8.4.

7.       CHEMICAL REGISTRATION REQUIREMENTS

         Each chemical substance contained in parts, components, materials and products sold to HP must comply with chemical registration and premanufacture notification requirements in those countries which have enacted such requirements (including but not limited to Australia, Canada, China, Japan, South Korea, Switzerland, the United States, and the countries of the European Union). This is in order to permit import and sale of the parts, components, materials and products sold to HP in all of these countries.

8.       TABLES

Table 8.1 - Ozone Depleting Substances Prohibited From Product Manufacturing Process

CHLOROFLUOROCARBONS           HALONS
[ * ]                         [ * ]
[ * ]                         [ * ]
[ * ]                         [ * ]
[ * ]                         [ * ]
[ * ]
[ * ]
[ * ]                         OTHER
[ * ]
[ * ]                         [ * ]
[ * ]                         [ * ]
[ * ]                         [ * ]
[ * ]                         [ * ]
[ * ]
[ * ]
[ * ]
[ * ]

Date:  09/29/99                                GENERAL                   Page 4 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval: [*]                             ENVIRONMENT                 Rev. D

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         SPECIFICATION CONTROL DRAWING

Table 8.2 - Ozone Depleting Substances Prohibited From Products

Group I   Chlorofluorocarbons, CFCs (includes isomers of listed substances)

[ * ]                [ * ]                                      [ * ]              [ * ]
[ * ]                [ * ]                                      [ * ]              [ * ]
[ * ]                [ * ]                                      [ * ]              [ * ]

Group II  Other Fully Halogenated CFCs (includes isomers of listed substances)

[ * ]                [ * ]                                      [ * ]              [ * ]
[ * ]                [ * ]                                      [ * ]              [ * ]
[ * ]                [ * ]                                      [ * ]              [ * ]
[ * ]                [ * ]                                      [ * ]              [ * ]
[ * ]                [ * ]                                      [ * ]              [ * ]

Group III Halons (includes isomers of listed substances)

[ * ]                [ * ]                                      [ * ]              [ * ]
[ * ]                [ * ]

Group IV

[ * ]

Group V

[ * ]

Group VI

[ * ]

Date:  09/29/99                                GENERAL                   Page 5 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval: [*]                             ENVIRONMENT                 Rev. D

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   SPECIFICATION CONTROL DRAWING

Group VII  Hydrobromofluorocarbons, HBFC's (includes isomers of listed substances)

[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]                               [ * ]
[ * ]                                 [ * ]

Group VIII Hydrochlorofluorocarbons, HCFC's (includes isomers of listed substances)

[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]                      [ * ]                      [ * ]
[ * ]                        [ * ]

Date:  09/29/99                                GENERAL                   Page 6 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval: [*]                             ENVIRONMENT                 Rev. D

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         SPECIFICATION CONTROL DRAWING

Table 8.3 - Polybrominated Biphenyl and Biphenyl Ether Flame Retardants
            Prohibited From Products

NAME                                    CAS NUMBER
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]
[ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]                                   [ * ]
[ * ]
[ * ]                                   [ * ]

*    Polybrominated Biphenyl(s) = Polybromobiphenyl(s) = Polybromodiphenyl(s)

**   Polybrominated Biphenyl Ether(s) = Polybrominated Biphenyl Oxide(s)

CAS = Chemical Abstract Service

Date:  09/29/99                                GENERAL                   Page 7 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval: [*]                             ENVIRONMENT                 Rev. D

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         SPECIFICATION CONTROL DRAWING

Table 8.4 - Labeling Requirements for Batteries, Consumer Products Containing
            Batteries, and their Packaging

PRODUCT TYPE                                        SYMBOL                WORDING ON LABEL
------------                                        ------                ----------------
Alkaline batteries                    See Note 1 below                    -   Manufacturer's name and
                                                                              address

lead-acid (sealed) batteries and      [GRAPHIC IMAGE APPEARS HERE]        -   Manufacturer's name and address
their packaging                                                           -   Pb
                                                                          -   "BATTERY MUST BE RECYCLED."

Lithium and Lithium ion batteries     See Note 1 below                    -   Manufacturer's name and
                                                                              address
                                                                          -   lithium or lithium ion

Nickel-Cadmium batteries and their    [GRAPHIC IMAGE APPEARS HERE]        -   Manufacturer's name and address
packaging                                                                 -   Ni-Cd
                                                                          -   "BATTERY MUST BE RECYCLED OR
                                                                              DISPOSED OF PROPERLY."

Nickel metal hydride batteries        See Note 1 below                    -   Manufacturer's name and
                                                                              address
                                                                          -   "CONTAINS NICKEL METAL
                                                                              HYDRIDE (NIMH) BATTERY."

Rechargeable consumer products        [GRAPHIC IMAGE APPEARS HERE]        -   Manufacturer's name and address
containing not easily removable                                           -   "CONTAINS SEALED LEAD
sealed lead acid batteries                                                    BATTERY. BATTERY MUST BE
                                                                              RECYCLED."


Rechargeable consumer products        [GRAPHIC IMAGE APPEARS HERE]        -   Manufacturer's name and address
containing not easily removable                                           -   "CONTAINS NICKEL-CADMIUM
Nickel-Cadmium batteries                                                      BATTERY. BATTERY MUST BE
                                                                              RECYCLED OR DISPOSED OF
                                                                              PROPERLY."

Packaging of rechargeable consumer    [GRAPHIC IMAGE APPEARS HERE]        -   Manufacturer's name and
product containing sealed lead                                                address
battery                                                                   -   "CONTAINS SEALED LEAD
                                                                              BATTERY.  BATTERY MUST BE
                                                                              RECYCLED."

Packaging of rechargeable consumer    [GRAPHIC IMAGE APPEARS HERE]        -   Manufacturer's name and
product containing nickel-cadmium                                             address
battery                                                                   -   "CONTAINS NICKEL-CADMIUM
                                                                              BATTERY.  BATTERY MUST BE
                                                                              RECYCLED OR DISPOSED OF
                                                                              PROPERLY."

NOTE 1: LABELING REQUIREMENT FOR THE NETHERLANDS

         This label must be on the packaging of the battery (if sold separate from the product) or in the manual of the product containing the battery with statements about removal of the battery.

Date:  09/29/99                                GENERAL                   Page 8 of 8
Changes since previous issue noted        SPECIFICATION FOR              [ * ]
by approval:  [*]                            ENVIRONMENT                 Rev. D

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE / HP CONFIDENTIAL

BROCADE FABRIC SOFTWARE OEM PRODUCT PER-COPY FEES.
HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO. / DESCRIPTION:            [ * ]

HP per-license fee:                          [ * ]

HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO. / DESCRIPTION:            [ * ]

HP per-license fee:                          [ * ]


HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO. / DESCRIPTION:            [ * ]

HP per-license fee:                          [ * ]

HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO. / DESCRIPTION:            [ * ]

HP per-license fee:                          [ * ]

HP PART DESCRIPTION: [HP private-label name pending]

SUPPLIER MODEL NO. / DESCRIPTION:            [ * ]

HP per-license fee:                          [ * ]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              AMENDMENT NO. 2 -- Rev 8.0 dated 11/07/2001- Tippens